Inventories (Details) - USD ($) $ in Thousands		Sep. 30, 2016	Sep. 30, 2015
Inventories [Abstract]
Raw material
Finished goods		45	72
Project-in-progress		45	94
Total	[1]	$ 90	$ 166

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).